                                                                     Exhibit 4.4

                             FORM OF THIRD AMENDMENT
                                       TO
                   THE NATIONAL CITY CREDIT CARD MASTER TRUST
                         POOLING AND SERVICING AGREEMENT


     THIS THIRD AMENDMENT TO THE NATIONAL CITY CREDIT CARD MASTER TRUST POOLING AND SERVICING AGREEMENT, dated as of [ ], 200[ ] (this "Amendment") is by and between NATIONAL CITY BANK, a national banking association, as Seller and Servicer, and THE BANK OF NEW YORK (Delaware), a Delaware banking corporation, as Trustee.

     WHEREAS the Seller and Servicer and the Trustee have executed that certain Pooling and Servicing Agreement, dated as of June 1, 1995, as amended and restated as of July 1, 2000 (as amended and supplemented through the date hereof and as the same may be further amended, supplemented or otherwise modified and in effect from time to time, the "Pooling and Servicing Agreement");

     WHEREAS the Seller and Servicer and the Trustee wish to amend the Pooling and Servicing Agreement as provided herein;

     NOW THEREFORE, in consideration of the promises and the agreements contained herein, the parties hereto agree to amend the provisions of the Pooling and Servicing Agreement as follows:

     SECTION 1. Amendment of Section 1.01. Section 1.01 of the Pooling and Servicing Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Regulation AB" shall mean Subpart 229.1100 -- Asset Backed Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          "Sarbanes Certification" shall have the meaning specified in Section 14.04(iii).

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Securitization Transaction" shall mean any new issuance of Investor Certificates, pursuant to Section 6.03, or new notes issued by the National City Credit Card Master Note Trust, publicly offered or privately placed, rated or unrated.

          "Servicing Criteria" shall mean the "servicing criteria" set forth in
     Item 1122(d) of Regulation AB, as such may be amended from time to time.

     SECTION 2. Amendment of Section 3.05. Section 3.05 of the Pooling and Servicing Agreement is hereby amended by deleting such Section in its entirety and inserting in its place the following:

          Section 3.05 Annual Servicer's Certificate. On or before March 15 of each calendar year, commencing in 2007, the Servicer will deliver, as provided in Section 13.05, to the Trustee, each Rating Agency and each Series Enhancer entitled thereto pursuant to the relevant Supplement, the statement of compliance required under Item 1123 of Regulation AB with respect to the immediately preceding calendar year, which statement will be in the form of an Officer's Certificate to the effect that (a) a review of the activities of the Servicer during such preceding calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such preceding calendar year or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Investor Certificateholder or Certificate Owner by a request to the Trustee addressed to the Corporate Trust Office.

     SECTION 3. Amendment of Section 3.06. Section 3.06 of the Pooling and Servicing Agreement is hereby amended by deleting such Section in its entirety and inserting in its place the following:

     Section 3.06 Annual Independent Accountants' Servicing Report. On or before March 15 of each calendar year, commencing in 2007, the Servicer, on behalf of the Trust, shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Servicer or the Seller) to furnish, as provided in Section 13.05, to the Trustee, any Series Enhancer and each Rating Agency each attestation report on assessments of compliance with the Servicing Criteria with respect to the Servicer or any affiliate thereof during the immediately preceding calendar year delivered by such accountants pursuant to Rule 13(a)-18 or Rule 15(d)-18 of the Exchange Act and Item 1122 of Regulation AB. A copy of such report (or reports, as applicable) may be obtained by any Investor Certificateholder or Certificate Owner by a request to the Trustee addressed to the Corporate Trust Office.

     SECTION 4. Amendment of Section 6.03. Section 6.03(b) of the Pooling and Servicing Agreement is hereby amended by the insertion of the following sentence before the penultimate sentence of such Section:

          In addition, the Seller agrees to provide notice of new issuances of Series of Investor Certificates as may be required by and in accordance with Item 1121(a)(14) of Regulation AB.

     SECTION 5. Amendment of Section 11.10. Section 11.10(a) of the Pooling and Servicing Agreement is hereby amended by deleting the first sentence thereof in its entirety and inserting in its place the following:

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments, subject to the prior written consent of the Seller, to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable; provided, however, that the Trustee shall exercise due care in the appointment of any co-trustee.

     SECTION 6. Addition of Article XIV. The Pooling and Servicing Agreement is hereby amended by adding the following new Article XIV after Article XIII of the Pooling and Servicing Agreement:

                                   ARTICLE XIV
                          COMPLIANCE WITH REGULATION AB

          Section 14.01. Intent of the Parties; Reasonableness. The Seller, the Trustee and the Servicer acknowledge and agree that the purpose of this
     Article XIV is to facilitate compliance by the Seller with the provisions of Regulation AB and related rules and regulations of the Commission. The Seller shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than the Seller's compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Trustee agrees to cooperate in good faith with any reasonable request by the Seller for information regarding the Trustee which is required in order to enable the Seller to comply with the provisions of Items 1103(a)(1), 1109(a), 1109(b), 1117, 1118, 1119 and
     1122 of Regulation AB as it relates to the Trustee or to the Trustee's obligations under this Agreement or any Supplement. The Servicer shall cooperate fully with the Seller to deliver to the Seller (including any of its assignees or designees), any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Seller to permit the Seller to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer and the Accounts, or the servicing of the Receivables, reasonably believed by the Seller to be necessary in order to effect such compliance.

          Section 14.02. Additional Representations and Warranties of the Trustee. The Trustee shall be deemed to represent to the Seller, as of the date on which information is provided to the Seller under Section 14.03 that, except as disclosed in writing to the Seller prior to such date: (i) neither the execution or the delivery by the Trustee of this Agreement or any Supplement, the performance by the Trustee of its obligations under this Agreement or any Supplement nor the consummation of any of the transactions by the Trustee contemplated thereby, is in violation of any indenture, mortgage, bank credit agreement, note or bond purchase agreement, long-term lease, license or other agreement or instrument to which the Trustee is a party or by which it is bound, which violation would have a material adverse effect on the Trustee's ability to perform its obligations under this Agreement or any Supplement, or of any judgment or order applicable to the Trustee; and (ii) there are no proceedings pending or threatened against the Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, individually or in the aggregate, would have a material adverse effect on the right, power and authority of the Trustee to enter into this Agreement or any Supplement or to perform its obligations under this Agreement or any Supplement.

          Section 14.03. Information to Be Provided by the Trustee. The Trustee shall (i) on or before the [[___] Business Day of each month], provide to the Seller, in writing, such information regarding the Trustee as is requested for the purpose of compliance with Item 1117 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Trustee of any changes to such information, provide to the Seller, in writing, such updated information.

          The Trustee shall (i) on or before the [___] Business Day of each [_______], provide to the Seller such information regarding the Trustee as is requested for the purpose of compliance with Items 1103(a)(1), 1109(a), 1109(b), 1118 and 1119 of Regulation AB, and (ii) as promptly as practicable following notice to or discovery by the Trustee of any changes to such information, provide to the Seller, in writing, such updated information. Such information shall include, at a minimum:

               (A) the Trustee's name and form of organization;

               (B) a description of the extent to which the Trustee has had prior experience serving as a trustee for asset-backed securities transactions involving credit card receivables;

               (C) a description of any affiliation or relationship between the Trustee and any of the following parties to a Securitization Transaction, as such parties are identified to the Trustee by the Seller in writing in advance of such Securitization Transaction:

                    (1) the sponsor;



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

                    (2) any depositor;

                    (3) the issuing entity;

                    (4) any servicer;

                    (5) any trustee;

                    (6) any originator;

                    (7) any significant obligor;

                    (8) any enhancement or support provider; and

                    (9) any other material transaction party.

               (D) In connection with the above-listed parties, a description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the asset-backed securities transaction, that currently exists or that existed during the past two years and that is material to an investor's understanding of the asset-backed securities.

          Section 14.04. Report on Assessment of Compliance and Attestation. On or before March [1] of each calendar year, commencing in 2007, the Trustee shall:

               (i) deliver to the Seller a report regarding the Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Seller and signed by an authorized officer of the Trustee, and shall address each of the Servicing Criteria specified in Exhibit J hereto or such criteria as mutually agreed upon by the Seller and the Trustee;

               (ii) deliver to the Seller a report of a registered public accounting firm reasonably acceptable to the Seller that attests to, and reports on, the assessment of compliance made by the Trustee and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

               (iii) deliver to the Seller and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of the Trust, National City Credit Card Master Note Trust or the Seller with respect to a Securitization Transaction a certification substantially in the form attached hereto as Exhibit I or such form as mutually agreed upon by the Seller and the Trustee.

     The Trustee acknowledges that the parties identified in clause (iii) above may rely on the certification provided by the Trustee pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission.

     SECTION 7. Addition of Exhibits I and J to Pooling and Servicing Agreement. The Pooling and Servicing Agreement is hereby amended by adding new Exhibits I and J, in their respective forms attached hereto, after Exhibit H to the Pooling and Servicing Agreement.

     SECTION 8. Effectiveness. The amendments provided for by this Amendment shall become effective upon receipt by the Trustee of the following:

          (a) Notification in writing from each Rating Agency to the effect that the terms of this Amendment will not result in a reduction or withdrawal of the rating of any outstanding Series or Class of Investor Certificates to which it is a Rating Agency.

          (b) An Officer's Certificate from the Seller delivered to the Trustee to the effect that the Seller reasonably believes the terms of this Amendment will not adversely affect in any material respect the interests of any Investor Certificateholder.

          (c) Counterparts of this Amendment, duly executed by the parties hereto.

     SECTION 9. Pooling and Servicing Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Pooling and Servicing Agreement shall remain in full force and effect. All references to the Pooling and Servicing Agreement in any other document or instrument shall be deemed to mean such Pooling and Servicing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Pooling and Servicing Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Pooling and Servicing Agreement, as amended by this Amendment, as though the terms and obligations of the Pooling and Servicing Agreement were set forth herein.

     SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

     SECTION 11. Governing Law; Submission to Jurisdiction; Agent for Service of Process. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws. The parties hereto declare that it is their intention that this Amendment shall be regarded as made under the laws of the State of Delaware and that the laws of said State shall be applied in interpreting its provisions in all cases where legal interpretation shall be required. Each of the parties hereto agrees
(a) that this Amendment involves at least $100,000.00, and (b) that this Amendment has been entered into by the parties hereto in express reliance upon 6 DEL. C. Section 2708. Each of the parties hereto hereby irrevocably and unconditionally agrees (a) to be subject to the jurisdiction of the courts of the State of Delaware and of the federal courts sitting in the State of Delaware, and (b)(1) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of



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

legal process, and (2) that, to the fullest extent permitted by applicable law, service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service, and that service made pursuant to (b)(1) or (2) above shall, to the fullest extent permitted by applicable law, have the same legal force and effect as if served upon such party personally within the State of Delaware.

     SECTION 12. Defined Terms and Section References. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Pooling and Servicing Agreement. All Section or subsection references herein shall mean Sections or subsections of the Pooling and Servicing Agreement, except as otherwise provided herein.

                  IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                                                NATIONAL CITY BANK,
                                                AS SELLER AND SERVICER

                                                By: ___________________________
                                                    Name:
                                                    Title:


                                                THE BANK OF NEW YORK (DELAWARE),
                                                AS TRUSTEE


                                                By: ___________________________
                                                    Name:
                                                    Title:

                                                                       EXHIBIT I

                          FORM OF ANNUAL CERTIFICATION

     Re: The pooling and servicing agreement dated as of June 1, 1995, as Amended and Restated as of July 1, 2000 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), between National City Bank, a national banking association, as seller (the "Seller") and servicer, and The Bank of New York (Delaware), a Delaware banking corporation, as trustee.

     I, ______________________, the _______________________ of [NAME OF COMPANY]
(the "Company"), certify to the Seller and its officers, with the knowledge and intent that they will rely upon this certification, that:

          (1) I have reviewed the report on assessment of the Company's compliance provided in accordance with Rules 13a-18 and 15d-18 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), and the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report") that were delivered by the Company to the Seller pursuant to the Agreement (collectively, the "Company Information");

          (2) To the best of my knowledge, the Company Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Information;

          (3) To the best of my knowledge, all of the Company Information required to be provided by the Company under the Agreement has been provided to the Seller; and

          (4) To the best of my knowledge, except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement.




                                             Date:  ___________________________



                                             By: ______________________________
                                             Name:
                                             Title:

                                                                       EXHIBIT J

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-----------------------------------------------------------------------------------------------------------------
                                   SERVICING CRITERIA                                      APPLICABLE SERVICING
                                                                                                 CRITERIA
-----------------------------------------------------------------------------------------------------------------
     REFERENCE                                     CRITERIA
-----------------------------------------------------------------------------------------------------------------
                                       GENERAL SERVICING CONSIDERATIONS
-----------------------------------------------------------------------------------------------------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any
                     performance or other triggers and events of default in
                     accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to
                     third parties, policies and procedures are instituted to
                     monitor the third party's performance and compliance with
                     such servicing activities.
-----------------------------------------------------------------------------------------------------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
-----------------------------------------------------------------------------------------------------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the terms of
                     the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                                      CASH COLLECTION AND ADMINISTRATION
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(i)        Payments on credit card accounts are deposited into the
                     appropriate custodial bank accounts and related bank
                     clearing accounts no more than two business days following receipt, or such other number of days specified in the
                     transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
                     transaction
1122(d)(2)(iv)       agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the
                     Securities Exchange Act.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-----------------------------------------------------------------------------------------------------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------


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

-----------------------------------------------------------------------------------------------------------------
                                   SERVICING CRITERIA                                      APPLICABLE SERVICING
                                                                                                 CRITERIA
-----------------------------------------------------------------------------------------------------------------
     REFERENCE                                     CRITERIA
-----------------------------------------------------------------------------------------------------------------
                                      INVESTOR REMITTANCES AND REPORTING
-----------------------------------------------------------------------------------------------------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of credit card accounts serviced by the Servicer.
-----------------------------------------------------------------------------------------------------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of
1122(d)(3)(iii)      days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Amounts remitted to investors per the investor reports
                     agree with cancelled checks, or other form of payment, or
                     custodial bank
1122(d)(3)(iv)       statements.
-----------------------------------------------------------------------------------------------------------------
                                          POOL ASSET ADMINISTRATION
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(i)        Collateral or security on credit card accounts is
                     maintained as required by the transaction agreements or
                     related asset pool documents.
-----------------------------------------------------------------------------------------------------------------
                     Account and related documents are safeguarded as required by the
1122(d)(4)(ii)       transaction agreements
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs, made in accordance with the related credit card accounts documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to
                     principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(v)        The Servicer's records regarding the accounts and the
                     accounts agree with the Servicer's records with respect to an obligor's unpaid principal balance.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's account (e.g., loan modifications or re-agings) are made,
                     reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
                     documents.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
                     timeframes or other requirements established by the
                     transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a Account is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction
                     agreements, and describe the entity's activities in monitoring delinquent Accounts including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for
                     Accounts with variable rates are computed based on the
                     related Account documents.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                   SERVICING CRITERIA                                      APPLICABLE SERVICING
                                                                                                 CRITERIA
-----------------------------------------------------------------------------------------------------------------
     REFERENCE                                     CRITERIA
-----------------------------------------------------------------------------------------------------------------

1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-----------------------------------------------------------------------------------------------------------------
                     Disbursements made on behalf of an obligor are posted
                     within two business days to the obligor's records
                     maintained by the servicer, or such other number of days
                     specified in the transaction
1122(d)(4)(xiii)     agreements.
-----------------------------------------------------------------------------------------------------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
                     Any external enhancement or other support, identified in
                     Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------




                                             [NAME OF TRUSTEE]


                                             Date: ____________________________



                                             By: ______________________________
                                             Name:
                                             Title: